                                                                EXHIBIT 10.1 (e)

                          PLAYBOY ENTERPRISES, INC.

                   SECTION 162(m) RESTRICTED STOCK AGREEMENT
                   -----------------------------------------

          THIS SECTION 162(m) RESTRICTED STOCK AGREEMENT (the "Agreement"), dated _______ (the "Award Date"), is made by and between PLAYBOY ENTERPRISES, INC., a Delaware corporation (the Company"), and __________, an employee of the Company or a Subsidiary (the "Employee"):

          WHEREAS, the Company has established the Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan (the "Plan"); and

          WHEREAS, the Company wishes to carry out the Plan (the terms of which are hereby incorporated by reference and made a part of this Agreement, and which shall control in the event of any inconsistency between this Agreement and the Plan or any interpretation of this Agreement); and

          WHEREAS, the Plan provides for the issuance of shares of the Company's Common Stock (as defined hereunder), subject to certain restrictions thereon (hereinafter referred to as "Section 162(m) Restricted Stock"; and

          WHEREAS, the Compensation Committee of the Company's Board of Directors (the "Committee"), appointed to administer the Plan, has determined that it would be in the best interest of the Company to issue the shares of
Section 162(m) Restricted Stock provided for herein to the Employee in partial consideration of past services to the Company and/or its Subsidiaries and to provide further incentives for performance and continued service during the vesting periods provided herein, and has advised the Company thereof and instructed the undersigned Officers (as defined hereunder) to issue said Section 162(m) Restricted Stock;

          NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS
                                   -----------

          Whenever the following terms are used below in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Plan.
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Section 1.1 - Change of Control
-----------   -----------------

              "Change of Control" shall mean the occurrence of any of the following events: (i) except in a transaction described in clause (iii) below, Hugh M. Hefner, Christie Hefner, the Hugh M. Hefner 1991 Trust (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee), and the Hugh M. Hefner Foundation (for so long as Hugh M. Hefner and Christie Hefner are joint trustees or one of them is sole trustee) cease collectively to own a majority of the total number of votes that may be cast for the election of directors of the Company; or (ii) a sale of Playboy
                                                            -------
magazine by the Company; or (iii) the liquidation or dissolution of the Company, or any merger, consolidation or other reorganization involving the Company unless (x) the merger, consolidation or other reorganization is initiated by the Company, and (y) is one in which the stockholders of the Company immediately prior to such reorganization become the majority stockholders of a successor or ultimate parent corporation of the Company resulting from such reorganization and (z) in connection with such event, provision is made for an assumption of outstanding Options and rights or a substitution thereof of a new Option or right in such successor or ultimate parent of substantially equivalent value.

SECTION 1.2 -  Common Stock
-----------    ------------

               "Common stock" shall mean the Class B Common Stock, par value $.01 per share, of the Company.

Section 1.3 -  Exchange Act
-----------    ------------

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

Section 1.4 -  Plan
-----------    ----

               "Plan" shall mean the Amended and Restated Playboy Enterprises, Inc. 1995 Stock Incentive Plan.

Sections 1.5 - RESTRICTIONS
------------   -----------

               "Restrictions" shall mean the transferability restrictions imposed upon Section 162(m) Restricted Stock under this Agreement.

Section 1.6 -  Rule 16b-3
-----------    ----------

               "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

                                       2
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Section 1.7  - Secretary
-----------    ---------

               "Secretary" shall mean the Secretary of the Company.

Section 1.8  - Section 162(m) Restricted Stock
-----------    -------------------------------

               "Section 162(m) Restricted Stock" shall mean Common Stock of the Company issued under this Agreement and subject to the Restrictions imposed hereunder.

Section 1.9  - Securities Act
-----------    --------------

               "Securities Act" shall mean the Securities Act of 1933, as amended.

Section 1.10 - Termination of Employment
-----------    -------------------------

               "Termination of Employment" shall mean the time when the employee-employer relationship between the Section 162(m) Restricted Stockholder and the Company or any Subsidiary is terminated, voluntarily or involuntarily, for any reason, with or without Cause (as defined below), including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement, but excluding any termination where there is simultaneous reemployment by the Company or a Subsidiary. The Committee, subject to the definition of Cause below, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether particular leaves of absence constitute Terminations of Employment. For purposes of the Plan, "Cause" shall mean an Employee's (a) gross negligence in the performance of the responsibilities of such Employee's office or position; (b) any act of dishonesty or moral turpitude materially adversely affecting the Company or the Company's reputation; (c) commission of any other willful or intentional act that could reasonably be expected to injure materially the reputation, business or business relationships of the Company or any Subsidiary; or (d) conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation.

Section 1.11 - Vested Stock
------------   ------------

               "Vested Stock" shall mean Section 162(m) Restricted Stock with respect to which the Employee has satisfied the performance vesting standards of the Agreement as specified in Article III.

                                   ARTICLE II

                  ISSUANCE OF SECTION 162(m) RESTRICTED STOCK
                  -------------------------------------------

Section 2.1  -  Issuance of Section 162(m) Restricted Stock
-----------     -------------------------------------------

               In consideration for past services rendered to the Company and for other good and valuable consideration which the Committee has determined to be equal to not less than

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the par value of the Section 162(m) Restricted Stock issued hereunder, on
October 1, 1996, the Company issued to the Employee 15,000 shares of its Class B Common Stock, par value $.01 per share, which have not vested as of the date hereof and which shall be subject to the terms, conditions and restrictions set forth in this Agreement.

Section 2.2 -  No Right to Continued Employment
-----------    --------------------------------

               Nothing in this Agreement or in the Plan shall confer upon the Employee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to discharge the Employee at any time for any reason whatsoever, with or without Cause.

                                   ARTICLE III

                                  RESTRICTIONS
                                  ------------

Section 3.1 -  Performance Criteria
-----------    --------------------

               Performance Criteria have been established as a condition to vesting of the Section 162(m) Restricted Stock. The Performance Criteria are based on the Company's "Operating Income" as such term is used and determined by the Company for purposes of the Company's financial reports filed with the Securities and Exchange Commission under the Exchange Act. Operating Income will be measured before any unusual or "one-time" economic or accounting instances which would distort the actual Operating Income of the Company, identified as the Company's publicly reported "Operating Income Before One-Time Items." The Restrictions will lapse with respect to the specified number of shares of
Section 162(m) Restricted Stock subject to this award, without duplication, on the second business day following the issuance by the Company's independent auditors of their audit report after the end of any fiscal year of the Company, beginning with the fiscal year ended June 30, 1997, during which Operating Income first equals or exceeds each of the following thresholds:


          Annual Operating      Number of Shares
          ----------------      ----------------
          Income Goal           of Section 162(m)
          -----------           -----------------
          ($million)             Restricted Stock
          ----------             ----------------
            15.0                    5,000
            20.0                   10,000

               For example, if no Restrictions have yet lapsed, and the Company's Operating Income equals $16.0 million in a given year, the restrictions would lapse with respect to 5,000 shares of the Section 162(m) Restricted Stock. If in a subsequent fiscal year, Operating Income equals $21.0 million, the restrictions would lapse with respect to the additional 10,000 shares of the Section 162(m) Restricted Stock.

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

               The lapse of the Restrictions shall be effective on the second business day following the issuance by the Company's independent auditors of their audit report with respect to the prior fiscal year. However, notwithstanding anything in this Agreement to the contrary, the lapse of the Restrictions shall be effective only after the Committee has certified in writing that performance goals specified in this Section 3.1 and any other material terms were satisfied.

Section 3.2  - Right to Payment of Section 162(m) Restricted Stock
------------   ---------------------------------------------------
               Upon issuance of an independent auditor's report with respect to each fiscal year, a determination will be made as to the amount of Section 162(m) Restricted Stock earned, if any, on the basis of the vesting guidelines in Section 3.1 and what Section 162(m) Restricted Stock has thereby become Vested Stock. Participants must be employed the Company or by a Subsidiary on the second business day following the issuance by the Company's independent auditors of their audit report with respect to such year in order to receive any Vested Stock. Unlegended stock certificates will be issued to participants only after the independent audit report confirms and the Committee has certified in writing that vesting requirements have been satisfied; pending such issuance,
Section 162(m) Restricted Stock will be held in book entry form by the Company as custodian for the Employee. Unless the Secretary determines that certificates must be issued pursuant to applicable law or contractual obligations, Section 162(m) Restricted Stock shall not be issued to the Employee in certificated form. The Secretary of the Company shall establish book entry procedures sufficient to prevent unauthorized transfers of the Section 162(m) Restricted Stock.

Section 3.3 -  Legend
-----------    ------

               The Secretary shall, or shall instruct the Company's transfer agent to, provide stop transfer instructions in the Company's stock records to prevent any transfer of the Section 162(m) Restricted Stock for any purpose until the stock is vested. Any certificate that the Secretary or the transfer agent deems necessary to issue to represent shares of Section 162(m) Restricted Stock shall, until all restrictions lapse and new certificates are issued pursuant to Section 3.4, bear the following legend:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN VESTING REQUIREMENTS AND MAY BE SUBJECT TO REACQUISITION BY THE COMPANY UNDER THE TERMS OF THAT CERTAIN SECTION 162(m) RESTRICTED STOCK AGREEMENT BY AND BETWEEN PLAYBOY ENTERPRISES, INC. (THE "COMPANY") AND THE HOLDER OF THE SECURITIES. PRIOR TO VESTING OF OWNERSHIP IN THE SECURITIES, THEY MAY NOT BE, DIRECTLY OR INDIRECTLY, OFFERED, TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNDER ANY CIRCUMSTANCES. COPIES OF THE ABOVE REFERENCED AGREEMENT ARE ON FILE AT THE OFFICES OF THE COMPANY AT 680 NORTH LAKE SHORE DRIVE, CHICAGO, IL 60611.

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Section 3.4 -  Lapse of Restrictions
-----------    ---------------------

               Upon the vesting of the shares of Section 162(m) Restricted Stock as provided in Sections 3.1 and 3.2 and subject to Sections 4.2 and 4.3, the Company shall cause new certificates to be issued with respect to such Vested Stock and delivered to the Employee or his legal representative, free from the legend provided for in Section 3.3 and any of the other Restrictions. Such Vested Stock shall thereupon cease to be considered Section 162(m) Restricted Stock subject to the terms and conditions of this Agreement.

Section 3.5 -  Section 162(m) Restricted Stock Not Transferable
-----------    ------------------------------------------------

               Prior to the issuance of Vested Stock, no Section 162(m) Restricted Stock or any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Employee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

Section 3.6 -  Termination of Employment
-----------    -------------------------

               If there is a Termination of Employment for any reason, whether voluntarily or involuntarily, with or without Cause, by retirement or by reason of death or disability or otherwise, the Employee shall forfeit all unvested
Section 162(m) Restricted Stock, and all Section 162(m) Restricted Stock shall on the effective date of such Termination of Employment, be immediately canceled and returned to the status of authorized and unissued Common Stock. If an Employee was employed on the last day of a fiscal year and there is a Termination of Employment of such Employee prior to the second business day following the issuance of an independent audit report that shows that Restrictions have lapsed with respect to any unvested Section 162(m) Restricted Stock, such Employee shall not receive (and shall forfeit all rights to) such
Section 162(m) Restricted Stock.

Section 3.7 -  Change of Control
-----------    -----------------

               Upon a Change of Control specified in clause (iii) of the definition thereof, any Section 162(m) Restricted Stock that has not vested shall be forfeited on the effective date of such Change of Control, and all
Section 162(m) Restricted Stock shall, on the effective date of such Change of Control, be immediately canceled and returned to the status of authorized and unissued Common Stock; provided, however, that a Change of Control specified in clause (i) or (ii) of the definition thereof occurs, such Section 162(m) Restricted Stock shall remain outstanding, subject to any remaining Restrictions.

Section 3.8  - Changes in Common Stock
-----------    -----------------------

               In the event that the outstanding shares of the Company's Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the

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Company pursuant to a recapitalization, reclassification, stock split-up, stock dividend, or other combination of shares or similar transaction, any new, additional or different shares or securities which are issued in the name of the Employee as a holder of Section 162(m) Restricted Stock shall be considered to be Section 162(m) Restricted Stock and shall be subject to all of the Restrictions.

                                   ARTICLE IV

                                 MISCELLANEOUS
                                 -------------

Section 4.1  - Administration
------------   --------------

               The Committee shall have the power to interpret the Plan, this Agreement and all other documents relating to Section 162(m) Restricted Stock and to adopt such rules for the administration, interpretation and application of the Plan as are consistent herewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Employee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Section 162(m) Restricted Stock and all members of the Committee shall be fully protected by the Company in respect to any such action, determination or interpretation. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Internal Revenue Code of 1986, as amended, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

Section 4.2 -  Approval of Plan by Stockholders
-----------    --------------------------------

               The Section 162(m) Restricted Stock will not vest prior to the approval of the Plan by the stockholders, and, if such approval has not been obtained 12 months after the date of the Board's adoption of the Plan, such
Section 162(m) Restricted Stock shall thereupon be canceled and become null and void.

Section 4.3 -  Conditions to Issuance of Stock Certificates
-----------    --------------------------------------------

               The Company shall not be required to issue or deliver any certificate or certificates for Vested Stock pursuant to this Agreement prior to fulfillment of all of the following conditions:

                    (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed; and

                    (b) The completion of any registration or other qualification of such shares under any state or Federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

                    (c) The obtaining of any approval or other clearance from any state or Federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

                    (d) Subject to the provisions of Section 4.8 the payment by the Employee of all amounts required to be withheld, under federal, state and local tax laws, with respect to the issuance of Section 162(m) Restricted Stock and/or the lapse or removal of any of the Restrictions; and

                    (e) The lapse of such reasonable period of time as the Committee may establish from time to time for reasons of administrative convenience.

Section 4.4  - Notices
----------     -------

               Any notice to be given under the terms of this Agreement will be by registered mail, return receipt requested and if to the Company shall be addressed in care of its Secretary at 680 N. Lake Shore Drive, Chicago, Illinois 60611, and any notice to be given to the Employee shall be addressed to the Employee at the address given beneath the Employee's signature hereto. By a notice given pursuant to this Section 4.4, either party may hereafter designate a different address for notices to be given to the Company or such Employee. Any notice which is required to be given to the Employee shall, if the Employee is then deceased, be given to the Employee's personal representative if such representative has previously informed the Company of such Employee's status and address by written notice under this Section 4.4. Any notice shall have been deemed duly given when received.

Section 4.5  - Rights as Stockholder
-----------    ---------------------

               Upon issuance of the Section 162(m) Restricted Stock in the name of the Employee, the Employee shall have all the rights of a stockholder with respect to said shares including the right to receive all dividends and other distributions paid or made with respect to the shares.

Section 4.6  - Titles
-----------    ------

               Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.


Section 4.7  - Amendment
-----------    ---------

               This Agreement may be amended only by a writing executed by the parties hereto which specifically states that it is amending this Agreement.

Section 4.8  -  Tax Withholding
-----------     ---------------

               The Company's obligation (i) to issue or deliver to the Employee any certificate or certificates for Vested Stock or (ii) to pay to the Employee any dividends or make any distributions with respect to the Section 162(m) Restricted Stock, is expressly conditioned upon receipt from the Employee, on or prior to the date the same is required to be withheld, of:

               (a) Full payment (in cash or by check) of any amount that must be withheld by the Company for federal, state and/or local tax purposes; or

               (b) Subject to the Committee's consent and Section 4.8(c), full payment by delivery to the Company of unrestricted shares of the Company's Common Stock previously owned by the Employee duly endorsed for transfer to the Company by the Employee with an aggregate fair market value equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

               (c)   With respect to the withholding obligation for shares of
     Section 162(m) Restricted Stock that become unrestricted shares of stock as of a certain date (the "Vesting Date"), subject to the Committee's consent and to the timing requirements set forth in this Section 4.8(c), full payment by retention by the Company of a portion of such shares of Section 162(m) Restricted Stock which become Vested Stock with an aggregate fair market value (determined as of the Vesting Date) equal to the amount that must be withheld by the Company for federal, state and/or local tax purposes; or

               (d) Subject to the Committee's consent, any combination of payments provided for in the foregoing subsections (a), (b) or (c).

Section 4.9 -  Governing Law
----------     -------------

               The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflicts of laws.

Section 4.10 - Prior Agreement
------------   --------------

               This Agreement supersedes and replaces all of Employee's rights and benefits under that certain Restricted Stock Agreement dated October 1, 1996 by and between the Company and the Employee (the "Prior Agreement"). From and after the date of this Agreement, the Prior Agreement shall be of no further force or effect.

               IN WITNESS HEREOF, this Agreement has been executed and delivered by the parties hereto.

                                            PLAYBOY ENTERPRISES, INC.

                                            By _______________________

                                            Its ______________________



_____________________________


_____________________________

_____________________________
          Address

_____________________________
Employee Tax I.D Number

Section 162(m) Restricted Stock Issued: 15,000 shares
Par Value of Stock: $.01 per share
Date Issued: _________________

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